SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2003

FLEET HOME EQUITY LOAN, LLC (as depositor under the Sale and Servicing Agreement, to be dated as of April 15, 2003, relating to the Fleet Home Equity Loan

Asset-Backed Notes, Series 2003-1)

FLEET HOME EQUITY LOAN, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-53662	04-3544150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (617) 434-2200

Item 5.

OTHER EVENTS

Filing of Form T-1

On April 4, 2003, FLEET HOME EQUITY LOAN, LLC (the “Company”) is filing a Form T-1 to designate U.S. Bank National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEET HOME EQUITY LOAN, LLC

By:  /s/ Jeffrey Lipson

Name:

Jeffrey Lipson

Title:

Vice President

Dated: April 4, 2003

Exhibit Index

Exhibit

Description

Page

25

Form T-1 Statement of Eligibility under the

Trust Indenture Act of 1939, as amended.

EXHIBIT 25